Exhibit 99.2

BROADSTONE NET LEASE, INC.

Jack's

Q1 2024 QUARTERLY SUPPLEMENTAL INFORMATION

www.broadstone.com

toneet Lease, Inc. (NYSE: BNL) is a Real Estate Investment Trust (REIT) that acquires, owns, and manages single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. www.broadstone.com

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 2

About the Data

This data and other information described herein are as of and for the three months ended March 31, 2024 unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with Broadstone Net Lease, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023, including the financial statements and the management’s discussion and analysis of financial condition and results of operations sections.

Forward Looking Statements

Information set forth herein contains forward-looking statements, which reflect our current views regarding our business, financial performance, growth prospects and strategies, market opportunities, and market trends. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “would be,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. All of the forward-looking statements herein are subject to various risks and uncertainties. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results, performance, and achievements could differ materially from those expressed in or by the forward-looking statements and may be affected by a variety of risks and other factors. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to general economic conditions, including but not limited to increases in the rate of inflation and/or interest rates, local real estate conditions, tenant financial health, and property acquisitions and the timing of these investments and acquisitions. These and other risks, assumptions, and uncertainties are described in our filings with the SEC, which are available on the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on any forward-looking statements included herein. All forward-looking statements are made as of the date of this document and the risk that actual results, performance, and achievements will differ materially from the expectations expressed or referenced herein will increase with the passage of time. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.

IP Disclaimer

This document contains references to copyrights, trademarks, trade names, and service marks that belong to other companies. Broadstone Net Lease is not affiliated or associated with, and is not endorsed by and does not endorse, such companies or their products or services.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 3

Company Overview

Broadstone Net Lease, Inc. (NYSE:BNL) (the “Company”, “BNL”, “us”, “our”, and “we”) is an industrial-focused, diversified net lease real estate investment trust (“REIT”) that invests in primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. Since our inception, we have selectively invested in real estate across the industrial, restaurant, healthcare, retail, and office property types. We target properties with credit worthy tenants in industries characterized by positive business drivers and trends, where the properties are an integral part of the tenants’ businesses and there are opportunities to secure long-term net leases. Through long-term net leases, our tenants are able to retain operational control of their strategically important locations, while allocating their debt and equity capital to fund core business operations rather than real estate ownership.

Executive Team

John D. Moragne

Chief Executive Officer and Member, Board of Directors

Ryan M. Albano

President and Chief Operating Officer

Kevin M. Fennell

Executive Vice President and Chief Financial Officer

John D. Callan, Jr.

Senior Vice President, General Counsel, and Secretary

Michael B. Caruso

Senior Vice President, Underwriting & Strategy

Timothy D. Dieffenbacher

Senior Vice President, Chief Accounting Officer, and Treasurer

Will D. Garner

Senior Vice President, Acquisitions

Jennie L. O’Brien

Senior Vice President, Accounting, and Controller

Molly Kelly Wiegel

Senior Vice President, Human Resources & Administration

Board of Directors

Laurie A. Hawkes

Chairman of the Board

John D. Moragne

Chief Executive Officer

Denise Brooks-Williams

Michael A. Coke

Jessica Duran

Laura Felice

David M. Jacobstein

Shekar Narasimhan

James H. Watters

Company Contact Information

Brent Maedl
Director, Corporate Finance & Investor Relations

brent.maedl@broadstone.com

585-382-8507

Transfer Agent

Computershare Trust Company, N.A.

150 Royall Street

Canton, Massachusetts 02021

800-736-3001

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 4

Quarterly Financial Summary

(unaudited, dollars in thousands, except per share data)

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Financial Summary
Investment in rental property	$4,666,969	$4,915,911	$4,939,598	$4,981,430	$5,002,330
Less accumulated depreciation	(606,225)	(626,597)	(601,895)	(578,616)	(558,410)
Property under development	133,064	94,964	49,819	37,449	—
Investment in rental property, net	4,193,808	4,384,278	4,387,522	4,440,263	4,443,920
Cash and cash equivalents	221,740	19,494	35,061	20,763	15,412
Restricted cash	1,038	1,138	15,436	15,502	3,898
Total assets	5,269,655	5,268,735	5,335,043	5,368,150	5,335,868
Unsecured revolving credit facility	73,820	90,434	74,060	122,912	108,330
Mortgages, net	78,517	79,068	79,613	80,141	85,853
Unsecured term loans, net	896,260	895,947	895,633	895,319	895,006
Senior unsecured notes, net	845,498	845,309	845,121	844,932	844,744
Total liabilities	2,051,951	2,074,394	2,059,570	2,106,553	2,103,551
Total Broadstone Net Lease, Inc. equity	3,073,622	3,049,241	3,120,776	3,107,536	3,079,207
Total equity (book value)	3,217,704	3,194,341	3,275,473	3,261,597	3,232,317

Revenues	105,366	105,000	109,543	109,353	118,992
General and administrative - other	7,957	7,982	8,603	7,944	8,924
Stock based compensation	1,475	1,401	1,540	1,539	1,492
General and administrative	9,432	9,383	10,143	9,483	10,416
Total operating expenses	79,264	84,457	54,383	53,502	59,559
Interest expense	18,578	18,972	19,665	20,277	21,139
Net income	68,177	6,797	52,145	62,996	41,374
Net earnings per common share, diluted	$0.35	$0.03	$0.26	$0.32	$0.21

FFO	73,135	69,443	75,478	72,524	81,177
FFO per share, diluted	$0.37	$0.35	$0.39	$0.37	$0.41
Core FFO	74,072	75,275	74,754	74,381	74,473
Core FFO per share, diluted	$0.38	$0.38	$0.38	$0.38	$0.38
AFFO	70,873	71,278	69,958	69,004	67,485
AFFO per share, diluted	$0.36	$0.36	$0.36	$0.35	$0.34

Net cash provided by operating activities	70,867	60,582	73,888	62,228	74,376
Capital expenditures and improvements	132	568	1,106	1,011	758
Capital expenditures and improvements - revenue generating	3,000	16,229	4,755	7,000	14,825
Net cash provided by (used in) investing activities	204,285	(49,536)	42,528	1,713	29,633
Net cash used in financing activities	(73,006)	(40,911)	(102,184)	(46,986)	(144,739)
Distributions declared	57,292	56,433	54,274	55,419	54,887
Distributions declared per diluted share	$0.285	$0.285	$0.280	$0.280	$0.275

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 5

Balance Sheet

(unaudited, in thousands)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Assets
Accounted for using the operating method:
Land	$724,199	$748,529	$752,708	$754,402	$760,142
Land improvements	316,170	328,746	330,214	332,757	337,296
Buildings and improvements	3,591,260	3,803,156	3,819,745	3,857,236	3,866,952
Equipment	8,247	8,265	9,608	9,608	10,422
Total accounted for using the operating method	4,639,876	4,888,696	4,912,275	4,954,003	4,974,812
Less accumulated depreciation	(606,225)	(626,597)	(601,895)	(578,616)	(558,410)
Accounted for using the operating method, net	4,033,651	4,262,099	4,310,380	4,375,387	4,416,402
Accounted for using the direct financing method	26,522	26,643	26,751	26,855	26,947
Accounted for using the sales-type method	571	572	572	572	571
Property under development	133,064	94,964	49,819	37,449	—
Investment in rental property, net	4,193,808	4,384,278	4,387,522	4,440,263	4,443,920
Cash and cash equivalents	221,740	19,494	35,061	20,763	15,412
Accrued rental income	149,203	152,724	152,268	148,697	142,031
Tenant and other receivables, net	836	1,487	1,372	1,895	2,004
Prepaid expenses and other assets	33,149	36,661	42,309	42,322	29,764
Interest rate swap, assets	57,900	46,096	79,086	65,143	45,490
Goodwill	339,769	339,769	339,769	339,769	339,769
Intangible lease assets, net	273,250	288,226	297,656	309,298	317,478
Total assets	$5,269,655	$5,268,735	$5,335,043	$5,368,150	$5,335,868
Liabilities and equity
Unsecured revolving credit facility	$73,820	$90,434	$74,060	$122,912	$108,330
Mortgages, net	78,517	79,068	79,613	80,141	85,853
Unsecured term loans, net	896,260	895,947	895,633	895,319	895,006
Senior unsecured notes, net	845,498	845,309	845,121	844,932	844,744
Accounts payable and other liabilities	40,655	47,534	44,886	44,147	46,090
Dividends payable	56,871	56,869	55,770	55,640	54,515
Accrued interest payable	9,377	5,702	9,186	5,889	9,654
Intangible lease liabilities, net	50,953	53,531	55,301	57,573	59,359
Total liabilities	2,051,951	2,074,394	2,059,570	2,106,553	2,103,551
Equity
Broadstone Net Lease, Inc. equity:
Preferred stock, $0.001 par value	—	—	—	—	—
Common stock, $0.00025 par value	47	47	47	47	47
Additional paid-in capital	3,446,910	3,440,639	3,430,725	3,430,692	3,434,534
Cumulative distributions in excess of retained earnings	(430,169)	(440,731)	(393,571)	(391,631)	(398,890)
Accumulated other comprehensive Income	56,834	49,286	83,575	68,428	43,516
Total Broadstone Net Lease, Inc. equity	3,073,622	3,049,241	3,120,776	3,107,536	3,079,207
Non-controlling interests	144,082	145,100	154,697	154,061	153,110
Total equity	3,217,704	3,194,341	3,275,473	3,261,597	3,232,317
Total liabilities and equity	$5,269,655	$5,268,735	$5,335,043	$5,368,150	$5,335,868

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 6

Income Statement Summary

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Revenues
Lease revenues, net	$105,366	$105,000	$109,543	$109,353	$118,992
Operating expenses
Depreciation and amortization	37,772	39,278	38,533	39,031	41,784
Property and operating expense	5,660	5,995	5,707	4,988	5,886
General and administrative	9,432	9,383	10,143	9,483	10,416
Provision for impairment of investment in rental properties	26,400	29,801	—	—	1,473
Total operating expenses	79,264	84,457	54,383	53,502	59,559
Other income (expenses)
Interest income	233	141	127	82	162
Interest expense	(18,578)	(18,972)	(19,665)	(20,277)	(21,139)
Gain on sale of real estate	59,132	6,270	15,163	29,462	3,415
Income taxes	(408)	268	(104)	(448)	(479)
Other income (expenses)	1,696	(1,453)	1,464	(1,674)	(18)
Net income	68,177	6,797	52,145	62,996	41,374
Net income attributable to non-controlling interests	(3,063)	(319)	(2,463)	(2,982)	(2,070)
Net income attributable to Broadstone Net Lease, Inc.	$65,114	$6,478	$49,682	$60,014	$39,304

Weighted average number of common shares outstanding
Basic[1]	187,290	186,829	186,766	186,733	186,130
Diluted[1]	196,417	196,373	196,372	196,228	196,176
Net earnings per common share[2]
Basic	$0.35	$0.03	$0.27	$0.32	$0.21
Diluted	$0.35	$0.03	$0.26	$0.32	$0.21

1 Excludes 663,196 weighted average shares of unvested restricted common stock for the three months ended March 31, 2024.

2 Excludes $0.4 million from the numerator for the three months ended March 31, 2024, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 7

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO)

(unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net income	$68,177	$6,797	$52,145	$62,996	$41,374
Real property depreciation and amortization	37,690	39,115	38,496	38,990	41,745
Gain on sale of real estate	(59,132)	(6,270)	(15,163)	(29,462)	(3,415)
Provision for impairment of investment in rental properties	26,400	29,801	—	—	1,473
FFO	$73,135	$69,443	$75,478	$72,524	$81,177
Net write-offs of accrued rental income	2,556	4,161	—	—	297
Lease termination fees	—	—	—	—	(7,500)
Cost of debt extinguishment	—	—	—	3	—
Severance and executive transition costs	77	218	740	183	481
Other (income) expenses[1]	(1,696)	1,453	(1,464)	1,671	18
Core FFO	$74,072	$75,275	$74,754	$74,381	$74,473
Straight-line rent adjustment	(4,980)	(5,404)	(6,785)	(7,276)	(7,271)
Adjustment to provision for credit losses	—	—	—	(10)	—
Amortization of debt issuance costs	983	983	983	986	986
Amortization of net mortgage premiums	—	—	—	(52)	(26)
Non-capitalized transaction costs[2]	182	—	—	—	—
Loss on interest rate swaps and other non-cash interest expense	159	319	522	521	522
Amortization of lease intangibles	(1,018)	(1,014)	(1,056)	(1,085)	(2,691)
Stock-based compensation	1,475	1,401	1,540	1,539	1,492
Deferred taxes	—	(282)	—	—	—
AFFO	$70,873	$71,278	$69,958	$69,004	$67,485

Diluted weighted average shares outstanding[3]	196,417	196,373	196,372	196,228	196,176
Net earnings per diluted share[4]	$0.35	$0.03	$0.26	$0.32	$0.21
FFO per diluted share[4]	0.37	0.35	0.39	0.37	0.41
Core FFO per diluted share[4]	0.38	0.38	0.38	0.38	0.38
AFFO per diluted share[4]	0.36	0.36	0.36	0.35	0.34

1 Amount includes ($1.7) million of unrealized and realized foreign exchange (gain) loss for the three months ended March 31, 2024, primarily associated with our Canadian dollar denominated revolver borrowings.

2 Includes $0.2 million of acquisition costs related to deals that failed to transact.

3 Excludes 663,196 weighted average shares of unvested restricted common stock for the three months ended March 31, 2024.

4 Excludes $0.4 million from the numerator for the three months ended March 31, 2024, related to dividends declared on shares of unvested restricted common stock.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 8

Lease Revenues Detail

(unaudited, in thousands)

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Contractual rental amounts billed for operating leases	$97,549	$97,182	$96,333	$96,456	$98,102
Adjustment to recognize contractual operating lease billings on a straight- line basis	5,104	5,513	6,891	7,380	7,370
Net write-offs of accrued rental income	(2,556)	(4,161)	—	—	(105)
Variable rental amounts earned	598	971	513	452	341
Earned income from direct financing leases	682	685	687	689	691
Interest income from sales-type leases	14	15	14	15	14
Operating expenses billed to tenants	5,105	5,513	5,181	4,594	5,075
Other income from real estate transactions	66	—	19	3	7,392
Adjustment to revenue recognized for uncollectible rental amounts billed, net	(1,196)	(718)	(95)	(236)	112
Total Lease revenues, net	$105,366	$105,000	$109,543	$109,353	$118,992

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 9

Capital Structure

(in thousands, except per share data)

EQUITY
Shares of Common Stock	188,435
OP Units	8,928
Common Stock & OP Units	197,363
Price Per Share / Unit at March 31, 2024	$15.67
IMPLIED EQUITY MARKET CAPITALIZATION	$3,092,678
% of Total Capitalization	61.9%
DEBT
Unsecured Revolving Credit Facility - 2026	$73,820
Unsecured Term Loans	900,000
Unsecured Term Loan - 2026	400,000
Unsecured Term Loan - 2027	200,000
Unsecured Term Loan - 2029	300,000
Senior Unsecured Notes	850,000
Senior Unsecured Notes - 2027	150,000
Senior Unsecured Notes - 2028	225,000
Senior Unsecured Notes - 2030	100,000
Senior Unsecured Public Notes - 2031	375,000
Mortgage Debt - Various	78,612
TOTAL DEBT	$1,902,432
% of Total Capitalization	38.1%
Floating Rate Debt %	0.0%
Fixed Rate Debt %	100.0%
Secured Debt %	4.1%
Unsecured Debt %	95.9%

Total Capitalization	$4,995,110
Less: Cash and Cash Equivalents	(221,740)
Enterprise Value	$4,773,370

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 10

Equity Rollforward

(in thousands)

	Shares of Common Stock	OP Units	Total Diluted Shares
Balance, January 1, 2024	187,614	8,928	196,542
Grants of restricted stock awards - employees	778	—	778
Vesting of performance-based restricted stock units – employees	44	—	44
Retirement of common shares under equity incentive plan	(71)	—	(71)
Forfeiture of restricted stock awards	(25)	—	(25)
OP unit conversion	95	(95)	—
Balance, March 31, 2024	188,435	8,833	197,268

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Debt Outstanding

(in thousands)

	Outstanding Balance
	March 31, 2024	December 31, 2023
			Interest Rate	Maturity Date
Unsecured revolving credit facility	$73,820	$90,434	Applicable reference rate + 0.85%[1]	Mar. 2026[3]
Unsecured term loans:
2026 Unsecured Term Loan	400,000	400,000	one-month adjusted SOFR + 1.00%[2]	Feb. 2026
2027 Unsecured Term Loan	200,000	200,000	one-month adjusted SOFR + 0.95%[2]	Aug. 2027
2029 Unsecured Term Loan	300,000	300,000	one-month adjusted SOFR + 1.25%[2]	Aug. 2029
Total unsecured term loans	900,000	900,000
Unamortized debt issuance costs, net	(3,740)	(4,053)
Total unsecured term loans, net	896,260	895,947
Senior unsecured notes:
2027 Senior Unsecured Notes - Series A	150,000	150,000	4.84%	Apr. 2027
2028 Senior Unsecured Notes - Series B	225,000	225,000	5.09%	Jul. 2028
2030 Senior Unsecured Notes - Series C	100,000	100,000	5.19%	Jul. 2030
2031 Senior Unsecured Public Notes	375,000	375,000	2.60%	Sep. 2031
Total senior unsecured notes	850,000	850,000
Unamortized debt issuance costs and original issuance discount, net	(4,502)	(4,691)
Total senior unsecured notes, net	845,498	845,309
Total unsecured debt, net	$1,815,578	$1,831,690

1 At March 31, 2024 and December 31, 2023, a balance of $0.0 million and $15.0 million, respectively was subject to the one-month SOFR. The remaining balances include $100 million CAD borrowings remeasured to $73.8 million and $75.4 million USD, respectively, which were subject to the one-month Canadian Dollar Offered Rate.

2 At March 31, 2024 and December 31, 2023, one-month SOFR was 5.33% and 5.35%, respectively.

3 Our unsecured revolving credit facility contains two six-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.0625% of the revolving commitments.

	Origination	Maturity
	Date	Date	Interest	March 31, 2024	December 31, 2023
Lender	(Month/Year)	(Month/Year)	Rate
Wilmington Trust National Association	Apr-19	Feb-28	4.92%	$43,868	$44,207
Wilmington Trust National Association	Jun-18	Aug-25	4.36%	18,615	18,725
PNC Bank	Oct-16	Nov-26	3.62%	16,129	16,241
Total mortgages				78,612	79,173
Debt issuance costs, net				(95)	(105)
Mortgages, net				$78,517	$79,068

Year of Maturity	Revolving Credit Facility	Mortgages	Term Loans	Senior Notes	Total
2024	$—	$1,700	$—	$—	$1,700
2025	—	20,195	—	—	20,195
2026	73,820	16,843	400,000	—	490,663
2027	—	1,596	200,000	150,000	351,596
2028	—	38,278	—	225,000	263,278
Thereafter	—	—	300,000	475,000	775,000
Total	$73,820	$78,612	$900,000	$850,000	$1,902,432

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 12

Interest Rate Swaps

(in thousands, except interest rates)

				March 31, 2024
Counterparty	Maturity Date	Fixed Rate	Variable Rate Index	Notional Amount		Fair Value
Wells Fargo Bank, N.A.	October 2024	2.72%	daily compounded SOFR	$15,000		$194
Capital One, National Association	December 2024	1.58%	daily compounded SOFR	15,000		363
Bank of Montreal	January 2025	1.91%	daily compounded SOFR	25,000		612
Truist Financial Corporation	April 2025	2.20%	daily compounded SOFR	25,000		701
Bank of Montreal	July 2025	2.32%	daily compounded SOFR	25,000		793
Truist Financial Corporation	July 2025	1.99%	daily compounded SOFR	25,000		894
Truist Financial Corporation	December 2025	2.30%	daily compounded SOFR	25,000		1,007
Bank of Montreal	January 2026	1.92%	daily compounded SOFR	25,000		1,171
Bank of Montreal	January 2026	2.05%	daily compounded SOFR	40,000		1,787
Capital One, National Association	January 2026	2.08%	daily compounded SOFR	35,000		1,547
Truist Financial Corporation	January 2026	1.93%	daily compounded SOFR	25,000		1,168
Capital One, National Association	April 2026	2.68%	daily compounded SOFR	15,000		554
Capital One, National Association	July 2026	1.32%	daily compounded SOFR	35,000		2,396
Bank of Montreal	December 2026	2.33%	daily compounded SOFR	10,000		528
Bank of Montreal	December 2026	1.99%	daily compounded SOFR	25,000		1,540
Toronto-Dominion Bank	March 2027	2.46%	one-month CDOR	14,764	(1)	694
Wells Fargo Bank, N.A.	April 2027	2.72%	daily compounded SOFR	25,000		1,118
Bank of Montreal	December 2027	2.37%	daily compounded SOFR	25,000		1,568
Capital One, National Association	December 2027	2.37%	daily compounded SOFR	25,000		1,563
Wells Fargo Bank, N.A.	January 2028	2.37%	daily compounded SOFR	75,000		4,697
Bank of Montreal	May 2029	2.09%	daily compounded SOFR	25,000		2,254
Regions Bank	May 2029	2.11%	daily compounded SOFR	25,000		2,223
Regions Bank	June 2029	2.03%	daily compounded SOFR	25,000		2,319
U.S. Bank National Association	June 2029	2.03%	daily compounded SOFR	25,000		2,324
Regions Bank	August 2029	2.58%	one-month SOFR	100,000		6,265
Toronto-Dominion Bank	August 2029	2.58%	one-month SOFR	45,000		2,860
U.S. Bank National Association	August 2029	2.65%	one-month SOFR	15,000		900
U.S. Bank National Association	August 2029	2.58%	one-month SOFR	100,000		6,294
U.S. Bank National Association	August 2029	1.35%	daily compounded SOFR	25,000		3,211
Regions Bank	March 2032	2.69%	one-month CDOR	14,764	(1)	1,043
U.S. Bank National Association	March 2032	2.70%	one-month CDOR	14,764	(1)	1,043
Bank of Montreal	March 2034	2.81%	one-month CDOR	29,528	(2)	2,269
				$973,820		$57,900

1 The contractual notional amount is $20.0 million CAD.

2 The contractual notional amount is $40.0 million CAD.

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EBITDA, EBITDAre, and Other-Non GAAP Operating Measures

(unaudited, in thousands)

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Net income	$68,177	$6,797	$52,145	$62,996	$41,374
Depreciation and amortization	37,772	39,278	38,533	39,031	41,784
Interest expense	18,578	18,972	19,665	20,277	21,139
Income taxes	408	(268)	104	448	479
EBITDA	$124,935	$64,779	$110,447	$122,752	$104,776
Provision for impairment of investment in rental properties	26,400	29,801	—	—	1,473
Gain on sale of real estate	(59,132)	(6,270)	(15,163)	(29,462)	(3,415)
EBITDAre	$92,203	$88,310	$95,284	$93,290	$102,834
Adjustment for current quarter investment activity [1]	—	153	26	342	406
Adjustment for current quarter disposition activity [2]	(4,712)	(156)	(400)	(444)	(365)
Adjustment to exclude non-recurring and other expenses [3]	(125)	128	740	183	(1,023)
Adjustment to exclude net write-offs of accrued rental income	2,556	4,161	—	—	297
Adjustment to exclude realized / unrealized foreign exchange (gain) loss	(1,696)	1,453	(1,433)	1,681	18
Adjustment to exclude cost of debt extinguishments	—	—	—	3	—
Adjustment to exclude lease termination fees	—	—	—	—	(7,500)
Adjusted EBITDAre	$88,226	$94,049	$94,217	$95,055	$94,667
Estimated revenues from developments[4]	2,771	—	—	—	—
Pro Forma Adjusted EBITDAre	$90,997	$94,049	$94,217	$95,055	$94,667
Annualized EBITDAre	$368,812	$353,240	$381,136	$373,160	$411,336
Annualized Adjusted EBITDAre	352,904	376,196	376,868	380,220	378,668
Pro Forma Annualized Adjusted EBITDAre	363,988	376,196	376,868	380,220	378,668

1 Reflects an adjustment to give effect to all investments during the quarter as if they had been made as of the beginning of the quarter.

2 Reflects an adjustment to give effect to all dispositions during the quarter as if they had been sold as of the beginning of the quarter.

3 Amounts include $0.1 million of employee severance and executive transition costs and ($0.2) million of forfeited stock-based compensation during the three months ended March 31, 2024.

4 Represents estimated contractual revenues based on in-process development spend to-date.

	Three Months Ended
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Adjusted EBITDAre	$88,226	$94,049	$94,217	$95,055	$94,667
General and administrative	9,557	9,254	9,404	9,300	9,935
Adjusted Net Operating Income ("NOI")	$97,783	$103,303	$103,621	$104,355	$104,602
Straight-line rental revenue, net	(4,929)	(5,438)	(6,744)	(7,277)	(7,425)
Other amortization and non-cash charges	(1,018)	(1,014)	(1,087)	(1,095)	(1,668)
Adjusted Cash NOI	$91,836	$96,851	$95,789	$95,983	$95,509
Annualized Adjusted NOI	$391,132	$413,212	$414,483	$417,420	$418,408
Annualized Adjusted Cash NOI	367,344	387,404	383,157	383,932	382,036

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Net Debt Metrics

(in thousands)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Debt
Unsecured revolving credit facility	$73,820	$90,434	$74,060	$122,912	$108,330
Unsecured term loans, net	896,260	895,947	895,633	895,319	895,006
Senior unsecured notes, net	845,498	845,309	845,121	844,932	844,744
Mortgages, net	78,517	79,068	79,613	80,141	85,853
Debt issuance costs	8,337	8,848	9,360	9,872	10,390
Gross Debt	1,902,432	1,919,606	1,903,787	1,953,176	1,944,323
Cash and cash equivalents	(221,740)	(19,494)	(35,061)	(20,763)	(15,412)
Restricted cash	(1,038)	(1,138)	(15,436)	(15,502)	(3,898)
Net Debt	$1,679,654	$1,898,974	$1,853,290	$1,916,911	$1,925,013

Leverage Ratios:
Net Debt to Annualized EBITDAre	4.6x	5.4x	4.9x	5.1x	4.7x
Net Debt to Annualized Adjusted EBITDAre	4.8x	5.0x	4.9x	5.0x	5.1x
Pro Forma Net Debt to Annualized Adjusted EBITDAre	4.6x	5.0x	4.9x	5.0x	5.1x

Covenants

The following is a summary of key financial covenants for the Company’s unsecured debt instruments. The covenants associated with the Revolving Credit Facility, Unsecured Term Loans with commercial banks, and the Series A-C Senior Unsecured Notes, are reported to the respective lenders via quarterly covenant reporting packages. The covenants associated with the 2031 Senior Unsecured Public Notes are not required to be reported externally to third parties, and are instead calculated in connection with borrowing activity and for financial reporting purposes only. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of March 31, 2024, the Company believes it is in compliance with the covenants.

Covenants	Required	Revolving Credit Facility and Unsecured Term Loans	Senior Unsecured Notes Series A, B, & C	2031 Senior Unsecured Public Notes
Leverage ratio	≤ 0.60 to 1.00	0.32	0.33	Not Applicable
Secured indebtedness ratio	≤ 0.40 to 1.00	0.01	0.01	Not Applicable
Unencumbered coverage ratio	≥ 1.75 to 1.00	3.68	Not Applicable	Not Applicable
Fixed charge coverage ratio	≥ 1.50 to 1.00	4.55	4.55	Not Applicable
Total unsecured indebtedness to total unencumbered eligible property value	≤ 0.60 to 1.00	0.35	0.37	Not Applicable
Dividends and other restricted payments	Only applicable in case of default	Not Applicable	Not Applicable	Not Applicable
Aggregate debt ratio	≤ 0.60 to 1.00	Not Applicable	Not Applicable	0.35
Consolidated income available for debt to annual debt service charge	≥ 1.50 to 1.00	Not Applicable	Not Applicable	5.08
Total unencumbered assets to total unsecured debt	≥ 1.50 to 1.00	Not Applicable	Not Applicable	2.89
Secured debt ratio	≤ 0.40 to 1.00	Not Applicable	Not Applicable	0.01

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Debt Maturities

(dollars in millions)

The Company utilizes diversified sources of debt capital including unsecured bank debt, unsecured notes, and secured mortgages (where appropriate).

Weighted Average Debt Maturity: 4.4 years[2]

1 Our Revolving Credit Facility contains two six-month extension options subject to certain conditions, including the payment of an extension fee equal to 0.0625% of the revolving commitments.

2 Assumes exercise of Revolving Credit Facility extension options.

Swap Maturities

(dollars in millions)

2.15%
2.14%
1.95%
2.48%
2.37%
2.37%
2.69%
2.81%
$30
$125
$210
$90
$75
$385
$-
$-
$30
$30
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033+
Notional Amount
Weighted Average Fixed Rate per Year

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Investment Activity

(square feet and dollars in thousands)

The following tables summarize the Company’s investment activity during 2024.

Q1 2024
Acquisitions:
Number of transactions	—
Number of properties	—
Square feet	—
Acquisition price	$—
Initial cash capitalization rate	—
Straight-line yield	—
Weighted avg. lease term (years)	—
Weighted average annual rent increase	—

Revenue generating capital expenditures:
Number of existing properties	1
Investments[1]	$3,000
Healthcare - Animal Health Services	3,000
Initial cash capitalization rate	8.0%
Weighted avg. lease term (years)	8.0
Weighted average annual rent increase	2.5%

Development funding opportunities:
Number of new properties	—
Total development funding opportunities	37,107

Total investments	$40,107
Total initial cash capitalization rate[2]	8.0%
Total weighted average lease term (years)[2]	8.0
Total weighted average annual rent increase[2]	2.5%

1 Total unfunded investment commitments at March 31, 2024, include up to $74.1 million in development fundings and $6.2 million in revenue generating capital expenditures.

2 Due to the nature of development funding opportunities not generating revenue during construction, these developments are excluded from the calculation of total capitalization rates, weighted average lease terms, and rent increases.

Developments3

(square feet and dollars in thousands)

The following table summarizes the Company’s developments under construction as of March 31, 2024:

Property	Property Type	Projected Rentable Square Feet	Start Date[3]	Target Completion Date[3]	Initial Purchase Price[3]	Estimated Project Development Costs[3]	Estimated Total Project Investment[3]	QTD Q1 2024 Investment	Cumulative Investment at 3/31/24	Estimated Cash Capitalization Rate[3]	Estimated Straight-line Yield[3]
Under Construction:
UNFI (Sarasota - FL)	Industrial	1,016	5/2023	10/2024	$17,300	$187,500	$204,800	$36,856	$130,714	7.2%	8.3%
Total		1,016			$17,300	$187,500	$204,800	$36,856	$130,714	7.2%	8.3%

3 Refer to definitions and explanations appearing at the end of this supplemental document.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 17

Dispositions

(square feet and dollars in thousands)

The following table summarizes the Company’s property disposition activity during 2024.

Q1 2024
Property Type	Number of Properties	Square Feet	Acquisition Price	Disposition Price	Net Book Value
Healthcare	37	706	$250,079	251,700	$199,098
Total Properties	37	706	$250,079	$251,700	$199,098
Weighted average cash cap rate					7.9%

Portfolio at a Glance: Key Metrics

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Properties	759	796	800	801	801
U.S. States	44	44	44	44	44
Canadian Provinces	4	4	4	4	4
Total Annualized Base Rent	$374.1M	$392.2M	$390.0M	$391.0M	$389.5M
Total Rentable Sq. Footage	37.6M	38.3M	38.2M	38.5M	39.1M
Tenants	200	220	220	221	221
Brands	188	208	208	209	209
Industries	53	53	54	54	54
Occupancy (based on SF)	99.2%	99.4%	99.4%	99.4%	99.4%
Rent Collection	99.0%	99.2%	99.9%	99.9%	100.0%
Top 10 Tenant Concentration	20.6%	19.6%	19.3%	19.4%	19.2%
Top 20 Tenant Concentration	34.0%	32.3%	32.0%	32.1%	31.4%
Investment Grade (tenant/guarantor)	15.7%	15.3%	15.3%	15.3%	15.6%
Financial Reporting Coverage[1]	95.3%	93.8%	93.7%	94.2%	94.3%
Rent Coverage Ratio (Restaurants Only)	3.3x	3.4x	3.4x	3.3x	3.2x
Weighted Average Annual Rent Increases	2.0%	2.0%	2.0%	2.0%	2.0%
Weighted Average Remaining Lease Term	10.6 years	10.5 years	10.5 years	10.7 years	10.8 years
Master Leases (based on ABR)
Total Portfolio	43.0%	41.5%	41.6%	41.5%	41.2%
Multi-site tenants	71.0%	69.0%	69.3%	69.3%	69.3%

1 Includes 8.2% related to tenants not required to provide financial information under the terms of our lease, but whose financial statements are available publicly at March 31, 2024.

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Diversification: Tenants & Brands

Top 20 Tenants

Tenant	Property Type	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,917	4.3%	2,250	6.0%
AHF, LLC*	Distribution & Warehouse/Manufacturing	8	9,378	2.5%	2,284	6.1%
Joseph T. Ryerson & Son, Inc	Distribution & Warehouse	11	7,780	2.1%	1,599	4.2%
Jack’s Family Restaurants LP*	Quick Service Restaurants	43	7,456	2.0%	147	0.4%
Axcelis Technologies, Inc.	Flex and R&D	1	6,263	1.7%	417	1.1%
J. Alexander’s, LLC*	Casual Dining	16	6,207	1.7%	131	0.3%
Hensley & Company*	Distribution & Warehouse	3	6,109	1.6%	577	1.5%
Salm Partners, LLC*	Food Processing	2	6,062	1.6%	426	1.1%
Red Lobster Hospitality & Red Lobster Restaurants LLC*	Casual Dining	18	6,060	1.6%	147	0.4%
Dollar General Corporation	General Merchandise	60	5,980	1.5%	562	1.6%
Total Top 10 Tenants		169	$77,212	20.6%	8,540	22.7%

BluePearl Holdings, LLC**	Animal Health Services	13	$5,742	1.5%	165	0.4%
Krispy Kreme Doughnut Corporation	Quick Service Restaurants/ Food Processing	27	5,538	1.5%	156	0.4%
Outback Steakhouse of Florida LLC*[1]	Casual Dining	22	5,454	1.5%	140	0.4%
Tractor Supply Company	General Merchandise	21	5,389	1.4%	417	1.1%
Big Tex Trailer Manufacturing Inc.*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,157	1.4%	1,302	3.5%
Nestle’ Dreyer's Ice Cream Company[2]	Cold Storage	1	4,611	1.3%	309	0.8%
Carvana, LLC*	Industrial Services	2	4,590	1.2%	230	0.6%
Arkansas Surgical Hospital	Surgical	1	4,588	1.2%	129	0.3%
Klosterman Bakery*	Food Processing	11	4,568	1.2%	549	1.5%
Chiquita Holdings Limited	Food Processing	1	4,418	1.2%	336	0.9%
Total Top 20 Tenants		285	$127,267	34.0%	12,273	32.6%

1Nestle’s ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

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Top 20 Tenant Descriptions1

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Top 20 Tenant Descriptions1 (continued)

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Top 20 Brands

Brand	Property Type	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Roskam Baking Company, LLC*	Food Processing	7	$15,917	4.3%	2,250	6.0%
AHF Products*	Distribution & Warehouse/ Manufacturing	8	9,378	2.5%	2,284	6.1%
Ryerson	Distribution & Warehouse	11	7,780	2.1%	1,599	4.2%
Jack's Family Restaurants*	Quick Service Restaurants	43	7,456	2.0%	147	0.4%
Axcelis	Flex and R&D	1	6,263	1.7%	417	1.1%
Hensley*	Distribution & Warehouse	3	6,109	1.6%	577	1.5%
Salm Partners, LLC*	Food Processing	2	6,062	1.6%	426	1.1%
Red Lobster*	Casual Dining	18	6,060	1.6%	147	0.4%
Dollar General	General Merchandise	60	5,980	1.6%	562	1.5%
BluePearl Veterinary Partners**	Animal Health Services	13	5,742	1.5%	165	0.5%
Total Top 10 Brands		166	$76,747	20.5%	8,574	22.8%

Krispy Kreme	Quick Service Restaurants/ Food Processing	27	$5,538	1.5%	156	0.4%
Bob Evans Farms*[1]	Casual Dining/Food Processing	21	5,498	1.5%	281	0.7%
Tractor Supply Company	General Merchandise	21	5,389	1.4%	417	1.1%
Big Tex Trailers*	Automotive/Distribution & Warehouse/Manufacturing/ Corporate Headquarters	17	5,157	1.4%	1,302	3.5%
Outback Steakhouse*	Casual Dining	20	4,718	1.3%	126	0.3%
Nestle’	Cold Storage	1	4,611	1.2%	309	0.8%
Carvana*	Industrial Services	2	4,590	1.2%	230	0.6%
Arkansas Surgical Hospital	Surgical	1	4,588	1.2%	129	0.3%
Klosterman Bakery*	Food Processing	11	4,568	1.2%	549	1.5%
Taco Bell**	Quick Service Restaurants	32	4,423	1.2%	83	0.3%
Total Top 20 Brands		319	$125,827	33.6%	12,156	32.3%

1Nestle’s ABR excludes $1.6 million of rent paid under a sub-lease for an additional property, which will convert to a prime lease no later than August 2024

*Subject to a master lease.

**Includes properties leased by multiple tenants, some, not all, of which are subject to master leases.

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Diversification: Property Type

(rent percentages based on ABR)

$374.1 M
Annualized
Base Rent

Industrial	54.2%
Manufacturing	17.5%
Distribution & Warehouse	14.0%
Food Processing	12.5%
Flex and R&D	4.3%
Industrial Services	3.2%
Cold Storage	2.7%

Restaurant	14.2%
Casual Dining	7.3%
Quick Service Restaurants	6.9%

Healthcare	13.4%
Healthcare Services	3.2%
Animal Health Services	3.0%
Clinical	2.7%
Surgical	2.3%
Life Science	2.2%

Retail	11.9%
General Merchandise	6.6%
Automotive	3.2%
Home Furnishings	1.9%
Child Care	0.2%

Office	6.3%
Strategic Operations	2.9%
Corporate Headquarters	2.3%
Call Center	1.1%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 23

Diversification: Property Type (continued)

Property Type	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Industrial
Manufacturing	79	$65,478	17.5%	12,103	32.2%
Distribution & Warehouse	45	52,448	14.0%	9,212	24.5%
Food Processing	33	46,789	12.5%	5,501	14.6%
Flex and R&D	6	16,199	4.3%	1,157	3.1%
Industrial Services	23	11,918	3.2%	607	1.6%
Cold Storage	4	9,977	2.7%	723	1.9%
Untenanted	2	-	0.0%	197	0.5%
Industrial Total	192	202,809	54.2%	29,500	78.4%
Restaurant
Casual Dining	100	27,204	7.3%	662	1.8%
Quick Service Restaurants	148	25,996	6.9%	502	1.3%
Restaurant Total	248	53,200	14.2%	1,164	3.1%
Healthcare
Healthcare Services	28	11,811	3.2%	462	1.2%
Animal Health Services	27	11,113	3.0%	405	1.1%
Clinical	21	10,572	2.7%	474	1.1%
Surgical	7	8,466	2.3%	256	0.7%
Life Science	9	8,045	2.2%	549	1.5%
Healthcare Total	92	50,007	13.4%	2,146	5.6%
Retail
General Merchandise	132	24,860	6.6%	1,865	5.0%
Automotive	64	11,829	3.2%	757	2.0%
Home Furnishings	13	7,265	1.9%	797	2.1%
Child Care	2	725	0.2%	20	0.1%
Retail Total	211	44,679	11.9%	3,439	9.2%
Office
Strategic Operations	6	10,754	2.9%	632	1.7%
Corporate Headquarters	7	8,553	2.3%	409	1.1%
Call Center	2	4,049	1.1%	287	0.8%
Untenanted	1	-	0.0%	46	0.1%
Office Total	16	23,356	6.3%	1,374	3.7%
Total	759	$374,051	100.0%	37,623	100.0%

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Key Statistics by Property Type

	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023
Industrial
Number of properties	192	192	193	195	193
Square feet (000s)	29,500	29,442	29,387	29,686	30,142
Weighted average lease term (years)	11.5	11.7	11.5	11.8	11.9
Weighted average annual rent escalation	2.0%	2.0%	2.0%	2.0%	2.0%
Percentage of total ABR	54.2%	51.5%	51.2%	51.6%	51.8%

Restaurant
Number of properties	248	248	248	247	247
Square feet (000s)	1,164	1,164	1,172	1,172	1,172
Weighted average lease term (years)	13.6	13.9	13.9	14.1	14.3
Weighted average annual rent escalation	1.8%	1.8%	1.8%	1.8%	1.8%
Percentage of total ABR	14.2%	13.6%	13.7%	13.5%	13.4%

Healthcare
Number of properties	92	129	129	129	130
Square feet (000s)	2,146	2,852	2,851	2,852	2,870
Weighted average lease term (years)	7.2	6.6	6.8	6.8	7.0
Weighted average annual rent escalation	2.4%	2.4%	2.4%	2.3%	2.3%
Percentage of total ABR	13.4%	17.6%	17.6%	17.5%	17.4%

Retail
Number of properties	211	211	214	214	215
Square feet (000s)	3,439	3,439	3,455	3,455	3,459
Weighted average lease term (years)	9.1	9.4	9.7	10.0	10.2
Weighted average annual rent escalation	1.3%	1.6%	1.6%	1.6%	1.6%
Percentage of total ABR	11.9%	11.4%	11.6%	11.6%	11.6%

Office
Number of properties	16	16	16	16	16
Square feet (000s)	1,374	1,374	1,375	1,374	1,415
Weighted average lease term (years)	5.3	5.3	5.6	5.9	6.0
Weighted average annual rent escalation	2.5%	2.5%	2.5%	2.5%	2.5%
Percentage of total ABR	6.3%	5.9%	5.9%	5.8%	5.8%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 25

Diversification: Tenant Industry

Industry	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
Restaurants	251	$54,041	14.4%	1,207	3.2%
Packaged Foods & Meats	29	41,172	11.0%	4,771	12.7%
Healthcare Facilities	67	35,731	9.6%	1,356	3.6%
Distributors	27	17,518	4.7%	2,757	7.3%
Auto Parts & Equipment	44	15,791	4.2%	2,710	7.2%
Food Distributors	8	14,404	3.9%	1,712	4.6%
Specialty Stores	31	14,113	3.8%	1,338	3.6%
Home Furnishing Retail	18	12,914	3.5%	1,858	4.9%
Specialized Consumer Services	45	11,867	3.2%	709	1.9%
Metal & Glass Containers	8	10,578	2.8%	2,206	5.9%
General Merchandise Stores	96	9,807	2.6%	880	2.3%
Industrial Machinery	20	9,749	2.6%	1,949	5.2%
Healthcare Services	18	9,722	2.6%	515	1.4%
Forest Products	8	9,378	2.5%	2,284	6.1%
Electronic Components	2	7,112	1.9%	466	1.2%
Other (38 industries)	84	100,154	26.7%	10,607	28.1%
Untenanted properties	3	—	—	298	0.8%
Total	759	$374,051	100.0%	37,623	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 26

Diversification: Geography

(rent percentages based on ABR)

PORTFOLIO
CONCENTRATION
0.1–3%
3–6%
6–9%
9–10%

TOTAL PROPERTIES: 759   TOTAL STATES/PROVINCES: 44 U.S. states & 4 Canadian provinces

State / Province	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio	State / Province	# Properties	ABR (’000s)	ABR as a % of Total Portfolio	Square Feet (’000s)	SF as a % of Total Portfolio
TX	65	$34,925	9.3%	3,505	9.3%	LA	4	$3,414	0.9%	194	0.5%
MI	54	33,000	8.9%	3,799	10.0%	MS	11	3,370	0.9%	430	1.1%
IL	29	22,556	6.0%	2,364	6.3%	NE	6	3,286	0.9%	509	1.4%
WI	31	20,187	5.4%	2,132	5.7%	SC	13	3,014	0.8%	308	0.8%
CA	13	19,673	5.3%	1,718	4.6%	IA	4	2,869	0.8%	622	1.7%
OH	47	16,356	4.4%	1,582	4.2%	NM	9	2,779	0.7%	107	0.3%
MN	21	15,755	4.2%	2,500	6.6%	CO	4	2,545	0.7%	126	0.3%
FL	38	15,067	4.0%	789	2.1%	UT	3	2,492	0.7%	280	0.7%
TN	48	14,974	4.0%	1,084	2.9%	WA	12	2,332	0.6%	103	0.3%
IN	28	14,756	3.9%	1,832	4.9%	MD	3	2,226	0.6%	205	0.5%
AL	52	12,212	3.3%	863	2.3%	CT	2	1,837	0.5%	55	0.1%
AZ	8	12,053	3.2%	895	2.4%	ND	3	1,726	0.5%	48	0.1%
GA	33	11,962	3.2%	1,576	4.2%	MT	7	1,602	0.4%	43	0.1%
NC	28	10,430	2.8%	1,038	2.8%	DE	4	1,180	0.3%	133	0.4%
KY	24	9,843	2.6%	962	2.6%	VT	2	426	0.1%	24	0.1%
PA	22	9,824	2.6%	1,836	4.9%	WY	1	307	0.1%	21	0.1%
OK	24	8,535	2.3%	990	2.6%	NV	1	273	0.1%	6	0.0%
AR	11	7,899	2.1%	283	0.8%	OR	1	136	0.0%	9	0.0%
MA	3	6,686	1.8%	444	1.2%	SD	1	81	0.0%	9	0.0%
NY	25	6,630	1.8%	560	1.5%	Total U.S.	752	$365,931	97.8%	37,193	98.9%
MO	12	6,231	1.7%	1,138	3.0%	BC	2	$4,804	1.3%	253	0.6%
KS	10	5,544	1.5%	643	1.7%	ON	3	2,024	0.5%	101	0.3%
VA	15	5,019	1.3%	178	0.5%	AB	1	952	0.3%	51	0.1%
WV	17	5,006	1.3%	884	2.3%	MB	1	340	0.1%	25	0.1%
NJ	3	4,913	1.3%	366	1.0%	Total Canada	7	$8,120	2.2%	430	1.1%
						Grand Total	759	$374,051	100.0%	37,623	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 27

Lease Expirations

(rent percentages based on ABR)

20%
10%
0%
WEIGHTED AVERAGE
REMAINING LEASE TERM: 10.6 YRS
0.8%
1.6%
3.7%
6.8%
5.2%
5.2%
13.1%
2.2%
8.7%
5.3%
2.5%
3.7%
7.3%
4.4%
3.7%
2.2%
1.6%
4.4%
11.8%
3.3%
2.5%
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
Thereafter
Industrial
Healthcare
Restaurant
Retail
Office

Expiration Year	# Properties	# Leases	ABR ('000s)	ABR as a % of Total Portfolio	Square Feet ('000s)	SF as a % of Total Portfolio
2024	3	3	$2,915	0.8%	278	0.7%
2025	16	17	5,931	1.6%	351	0.9%
2026	25	26	13,966	3.7%	1,017	2.7%
2027	28	29	25,377	6.8%	2,178	5.8%
2028	28	29	19,828	5.2%	1,799	4.7%
2029	63	63	19,327	5.2%	2,592	6.9%
2030	90	90	48,899	13.1%	4,802	12.8%
2031	31	31	8,058	2.2%	783	2.1%
2032	62	63	32,527	8.7%	3,469	9.2%
2033	50	50	19,721	5.3%	1,593	4.2%
2034	35	35	9,174	2.5%	780	2.1%
2035	19	19	13,983	3.7%	2,021	5.4%
2036	87	87	27,302	7.3%	2,781	7.4%
2037	20	20	16,493	4.4%	1,110	2.9%
2038	39	39	13,868	3.7%	1,226	3.3%
2039	11	11	8,181	2.2%	928	2.5%
2040	31	31	5,917	1.6%	312	0.8%
2041	38	38	16,556	4.4%	1,363	3.6%
2042	58	58	44,073	11.8%	4,803	12.8%
2043	12	12	12,440	3.3%	853	2.3%
Thereafter	10	10	9,515	2.5%	2,286	6.1%
Untenanted properties	3	—	—	—	298	0.8%
Total	759	761	$374,051	100.0%	37,623	100.0%

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 28

Occupancy

Occupancy by Rentable Square Footage

Change in Occupancy

Number of properties
Vacant properties at January 1, 2024	2
Lease expirations[1]	3
Leasing activities	(2)
Vacant dispositions	—
Vacant properties at March 31, 2024	3

1 Includes scheduled and unscheduled expirations (including leases rejected in bankruptcy), as well as future expirations resolved and effective in the periods indicated above.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 29

Definitions and Explanations

Adjusted NOI, Annualized Adjusted NOI, Adjusted Cash NOI and Annualized Adjusted Cash NOI: Our reported results and net earnings per diluted share are presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Adjusted NOI and Adjusted Cash NOI are non-GAAP financial measures that we believe are useful to assess property-level performance. We compute Adjusted NOI by adjusting Adjusted EBITDAre (defined below) to exclude general and administrative expenses incurred at the corporate level. Given the net lease nature of our portfolio, we do not incur general and administrative expenses at the property level. To compute Adjusted Cash NOI, we adjust Adjusted NOI to exclude non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash items, based on an estimate calculated as if all investment and disposition activity that took place during the quarter had occurred on the first day of the quarter. We then annualize quarterly Adjusted NOI and Adjusted Cash NOI by multiplying each amount by four to compute Annualized Adjusted NOI and Annualized Adjusted Cash NOI, respectively, which are also non-GAAP financial measures. We believe Adjusted NOI and Adjusted Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. We believe that the exclusion of certain non-cash revenues and expenses from Adjusted Cash NOI is a useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash revenues or expenses. You should not unduly rely on Annualized Adjusted NOI and Annualized Adjusted Cash NOI as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported Adjusted NOI and Adjusted Cash NOI for future periods may be significantly different from our Annualized Adjusted NOI and Annualized Adjusted Cash NOI. Additionally, our computation of Adjusted NOI and Adjusted Cash NOI may differ from the methodology for calculating these metrics used by companies in our industry, and, therefore, may not be comparable to similarly titled measures reported by other companies.

Adjusted Secured Overnight Financing Rate (SOFR): We define Adjusted SOFR as the current one month term SOFR plus an adjustment of 0.10% per the terms of our credit facilities.

Annualized Base Rent (ABR): We define ABR as the annualized contractual cash rent due for the last month of the reporting period, excluding the impacts of short-term rent deferrals, abatements, or free rent, and adjusted to remove rent from properties sold during the month and to include a full month of contractual cash rent for investments made during the month.

Cash Capitalization Rate: Cash Capitalization Rate represents either (1) for acquisitions and new developments, the estimated first year cash yield to be generated on a real estate investment, which was estimated at the time of investment based on the contractually specified cash base rent for the first full year after the date of the investment, divided by the purchase price for the property excluding capitalized acquisitions costs, or (2) for dispositions, the estimated cash yield to be generated based on a property’s ABR in effect immediately prior to the disposition, divided by the disposition price.

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre: EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre are non-GAAP financial measures. We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. EBITDA is a measure commonly used in our industry. We believe that this ratio provides investors and analysts with a measure of our performance that includes our operating results unaffected by the differences in capital structures, capital investment cycles and useful life of related assets compared to other companies in our industry. We compute EBITDAre in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as EBITDA excluding gains (loss) from the sales of depreciable property and provisions for impairment on investment in real estate. We believe EBITDA and EBITDAre are useful to investors and analysts because they provide important supplemental information about our operating performance exclusive of certain non-cash and other costs. Adjusted EBITDAre represents EBITDAre, adjusted to reflect revenue producing investments and dispositions for the quarter as if such investments and dispositions had occurred at the beginning of the quarter, and to exclude certain GAAP income and expense amounts that are either non-cash, such as cost of debt extinguishments, realized or unrealized gains and losses on foreign currency transactions, or gains on insurance recoveries, or that we believe are one time, or unusual in nature because they relate to unique circumstances or transactions that had not previously occurred and which we do not anticipate occurring in the future, and to eliminate the impact of lease termination fees, and other items that are not a result of normal operations. While investments in developments have an immediate impact to Net Debt, we do not make an adjustment to EBITDAre until the quarter in which the lease commences. We then annualize quarterly Adjusted EBITDAre by multiplying it by four to compute Annualized Adjusted EBITDAre. Our reported EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may not be comparable to similarly titled measures of other companies. You should not consider these measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP.

Funds From Operations (FFO), Core Funds From Operations (Core FFO), and Adjusted Funds From Operations (AFFO): FFO, Core FFO, and AFFO are non-GAAP measures. We believe the use of FFO, Core FFO, and AFFO are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, and AFFO should not be considered alternatives to net income as a performance measure or to cash flows from operations, as reported on our statement of cash flows, or as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute Core FFO by adjusting FFO to exclude certain GAAP income and expense amounts that we believe are infrequently recurring, unusual in nature, or not related to its core real estate operations, including write-offs or recoveries of accrued rental income, lease termination fees, the gain on insurance recoveries, cost of debt extinguishments, unrealized and realized gains or losses on foreign currency transactions, severance and executive transition costs, and other extraordinary items. We compute AFFO by adjusting Core FFO for certain revenues and expenses that are non-cash or unique in nature, including straight-line rents, amortization of lease intangibles, amortization of debt issuance costs, amortization of net mortgage premiums, non-capitalized transaction costs such as acquisition costs related to deals that failed to transact, (gain) loss on interest rate swaps and other non-cash interest expense, deferred taxes, stock-based compensation, and other specified non-cash items.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 30

Definitions and Explanations (continued)

Gross Debt: We define Gross Debt as total debt plus debt issuance costs and original issuance discount.

Net Debt: Net Debt is a non-GAAP financial measure. We define Net Debt as our Gross Debt less cash and cash equivalents and restricted cash.

Occupancy: Occupancy or a specified percentage of our portfolio that is “occupied” or “leased” means as of a specified date the quotient of (1) the total rentable square footage of our properties minus the square footage of our properties that are vacant and from which we are not receiving any rental payment, and (2) the total square footage of our properties.

Rent Coverage Ratio: Rent Coverage Ratio means the ratio of tenant-reported or, when available, management’s estimate, based on tenant-reported financial information, of annual earnings before interest, taxes, depreciation, amortization, and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.

Same Store Pool: For purposes of determining properties used to calculate our same store rental revenue, all properties that we owned for the entire year-to-date period for both current and prior year are included except for properties during the current or prior year that were:

•
Vacant at any time; or
•
Under development or invested in through revenue generating capital expenditures

Same Store Rental Revenue: Same Store Rental Revenue represents cash base rents, net of uncollectible amounts, and excludes the amortization of above/below market leases, straight-line rent, operating expenses billed to tenants, net write-offs of accrued rental income, and other income from real estate transactions for properties included in our Same Store Pool.

Straight-line Yield: Straight-line yield represents the estimated first year yield to be generated on a real estate investment, which was computed at the time of investment based on the straight-line annual rental income computed in accordance with GAAP, divided by the purchase price, excluding capitalized costs for the property. For developments, we include capitalized interest in the denominator for cash interest paid.

Definitions Related to Development Properties:

•
Completion Date: The month in which the development was fully completed and was made available for occupancy.
•
Initial Purchase Price: Initial Purchase Price represents the initial contractual price of the property, typically representing purchase of undeveloped land or properties, including closing costs.
•
Estimated Project Development Costs: Represents the estimated costs to be incurred to complete development of each project. We expect to update our estimates upon completion of the project, or sooner if there are any significant changes to expected costs from quarter to quarter. Excludes capitalized costs consisting of capitalized interest and other acquisition costs.
•
Estimated Total Project Investment: Represents the sum of the Initial Purchase Price and the Estimated Project Development Costs.
•
Estimated Cash Capitalization Rate: Calculated by dividing the estimated first year cash yield to be generated on a real estate investment by the Estimated Total Project Investment for the property.
•
Start Date: The Start Date represents the period in which we have begun physical construction on a property.
•
Target Completion Date: The Target Completion Date is our current estimate of the period in which we will have substantially completed a project and the project is made available for occupancy. We expect to update our timing estimates on a quarterly basis.

BROADSTONE NET LEASE, INC. | www.broadstone.com | © 2024 Broadstone Net Lease, LLC. All rights reserved. 31